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                          VAN KAMPEN AMERICAN CAPITAL
                                  RESERVE FUND
                      SUPPLEMENT DATED SEPTEMBER 28, 1996,
                   TO THE PROSPECTUS DATED SEPTEMBER 28, 1996

  On June 24, 1996, VK/AC Holding, Inc. announced it had entered into an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., pursuant to which MSAM Acquisition Inc. will be merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. will be the surviving corporation. Van Kampen American Capital, Inc. is a wholly owned subsidiary of VK/AC Holding, Inc. The Fund's investment adviser, Van Kampen American Capital Asset Management, Inc. (the "Adviser"), is a wholly owned subsidiary of Van Kampen American Capital, Inc.

  The proposed transaction may be deemed to cause an assignment, within the meaning of the Investment Company Act of 1940, of the investment advisory agreement between the Adviser and the Fund. Accordingly, the completion of the transaction is contingent upon, among other things and subject to certain conditions, the approval of both the Board of Trustees of the Fund and the shareholders of the Fund of a new investment advisory agreement between the Fund and the Adviser. The Fund's Board of Trustees approved the new investment advisory agreement on July 25, 1996, and called a special meeting of shareholders to consider the new investment advisory agreement, which meeting will be held on October 25, 1996. The record date for the meeting was August 27, 1996. Management of the Fund anticipates that investment advisory fees under the new investment advisory agreement will be in the same amount as those paid under the current investment advisory agreement between the Fund and the Adviser.

  MSAM Acquisition Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Subject to a number of conditions being met, it is currently anticipated that the closing of the transaction will occur on or about October 31, 1996. Thereafter, VK/AC Holding, Inc. and the Adviser will be indirect subsidiaries of Morgan Stanley Group Inc.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.